Investor Presentation 2011 Fourth Quarter ANALYST MEETING NOVEMBER 6, 2013

BUSINESS UPDATE OPENING REMARKS AGENDA 1 KEY STRATEGIES Q&A

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 A&F cautions that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this presentation or made by management or spokespeople of A&F involve risks and uncertainties and are subject to change based on various important factors, many of which may be beyond the Company's control. Words such as "estimate," "project," "plan," "believe," "expect," "anticipate," "intend," and similar expressions may identify forward-looking statements. Except as may be required by applicable law, we assume no obligation to publicly update or revise our forward- looking statements. The factors included in the disclosure under the heading "FORWARD-LOOKING SAFE HARBOR STATEMENTS AND RISK FACTORS" in "ITEM 1A. RISK FACTORS" of A&F's Annual Report on Form 10-K for the fiscal year ended February 2, 2013, in some cases have affected and in the future could affect the Company's financial performance and could cause actual results for the 2013 fiscal year and beyond to differ materially from those expressed or implied in any of the forward-looking statements included in this presentation or otherwise made by management. OTHER INFORMATION All dollar and share amounts are in 000’s unless otherwise stated. 2

BUSINESS UPDATE OPENING REMARKS AGENDA 3 KEY STRATEGIES Q&A

Net sales of $1.033 billion, down 12% Comparable sales down 14%(1) − U.S. down 14% − International down 15% − DTC up 11% BUSINESS UPDATE - 2013 THIRD QUARTER (1) Comparable sales, including direct-to-consumer, are compared to the thirteen week period ended November 3, 2012 (2) Excludes charges related to the restructuring plans for the Gilly Hicks brand, non-cash impairment charges related to other stores, and charges related to the profit improvement initiative. Expect inventory up ~20% Diluted EPS at the higher end of prior guidance of $0.40 to $0.45, excluding charges(2) 4

Expect diluted EPS of $1.40 to $1.50, excluding charges(1) Comparable sales down low double digits in the fourth quarter BUSINESS UPDATE - 2013 FULL YEAR (1) Excludes charges related to the restructuring plans for the Gilly Hicks brand, other impairment and store closure charges, charges related to the profit improvement initiative. Significant gross margin rate erosion in the fourth quarter Expect year-end inventory up versus low levels last year 5

BUSINESS UPDATE - GILLY HICKS RESTRUCTURING

- Close all stand-alone stores
- Continue to offer intimates in Hollister stores and online
- Expect pre-tax charges of ~$90M
  - Asset impairment ~$40M
  - Lease-related & other charges ~$50M
- Expect pre-tax cash outflow of ~$55M, primarily lease related
- Anticipate pre-tax operating loss of ~$30M in fiscal 2013, excluding charges; projected break-even in fiscal 2014



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Effective November 4, 2013 Allows for the exclusion from debt covenant ratios of up to $60 million of cash charges related to Gilly Hicks BUSINESS UPDATE - AMENDED CREDIT AGREEMENTS restructuring Temporarily reduces coverage ratio through 2Q 2015 7

BUSINESS UPDATE OPENING REMARKS AGENDA 8 KEY STRATEGIES Q&A

OPENING REMARKS MIKE JEFFRIES, CHAIRMAN & CEO JONATHAN RAMSDEN, EVP & CFO 9

$3.7B $2.9B $4.5B $2,500,000 $3,000,000 $3,500,000 $4,000,000 $4,500,000 OPENING REMARKS - SALES HISTORY 1996-2007 CAGR +24% 2009-2012 CAGR +15% $0.3B $- $500,000 $1,000,000 $1,500,000 $2,000,000 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 *Excludes Ruehl 10

OPENING REMARKS - INTERNATIONAL APPEAL 11

LEVERAGE THE INTERNATIONAL APPEAL OF OUR ICONIC BRANDS TO BUILD A HIGHLY OPENING REMARKS - STRATEGIC OBJECTIVE 12 PROFITABLE, SUSTAINABLE, GLOBAL BUSINESS

ICONIC BRANDS WITH GLOBAL APPEAL AND A OPENING REMARKS - STRENGTHS CLEARLY DEFINED AESTHETIC 13

HOLLISTER YOKOHAMA OPENING 14

HOLLISTER SANLITUN VILLAGE OPENING 15

HIGH QUALITY MERCHANDISE AND OPENING REMARKS - STRENGTHS STORE ENVIRONMENT 16

HIGHLY CONSISTENT STORE EXECUTION OPENING REMARKS - STRENGTHS 17

TOP TALENT AND OPENING REMARKS - STRENGTHS CAN-DO CULTURE 18

LARGE, FAST GROWING, HIGHLY PROFITABLE $0.7B $400,000 $500,000 $600,000 $700,000 CAGR +34% DTC SALES OPENING REMARKS - STRENGTHS DIRECT TO CONSUMER BUSINESS $0.3B $- $100,000 $200,000 $300,000 2008 2009 2010 2011 2012 19

Over $700M in sales Industry-leading margins 46 websites Ship-to countries: 120+ 7 currencies, 9 languages, 16 payment types OPENING REMARKS - DTC STRENGTHS 20 Global mobile capabilities European fulfillment New state-of-the-art order management system

SIGNIFICANT INTERNATIONAL PENETRATION, AND $1.4B $800,000 $1,000,000 $1,200,000 $1,400,000 CAGR +58% INTERNATIONAL SALES OPENING REMARKS - STRENGTHS INFRASTRUCTURE TO EXPAND $0.2B $- $200,000 $400,000 $600,000 2008 2009 2010 2011 2012 21 Percent of sales 12%7% 19% 25% 32%

$1.4B in sales 151 stores in 19 countries In Europe: − Sales over $1B OPENING REMARKS - INTERNATIONAL PRESENCE 22 − 4-wall margins remain close to 30% − Hollister productivity 30% higher than mall on average − European DTC +30% YTD

STRONG OPERATING CASH FLOW $450 $500 $550 $600 $650 $700 OPERATING CASH FLOW ($ M) OPENING REMARKS - STRENGTHS $200 $250 $300 $350 $400 2008 2009 2010 2011 2012 23

OPENING REMARKS STRATEGY OPERATIONAL EXCELLENCE RIGHT ORGANIZATION 24 RAPID TEST-AND-REACT APPROACH

OPERATING MARGIN DISCIPLINED CAPITAL SIGNIFICANT ROIC FINANCIAL REVIEW - OUR FOCUS EXPANSION ALLOCATION IMPROVEMENT 25

OPENING REMARKS MIKE JEFFRIES, CHAIRMAN & CEO JONATHAN RAMSDEN, EVP & CFO 26

19.4% 17.7% 20.9% 21.3% 21.1% 14.5%15.0% 20.0% 25.0% FINANCIAL REVIEW - OPERATING MARGIN HISTORY 5.2% 8.4% 8.3% 8.5% 0.0% 5.0% 10.0% 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 * Excludes Ruehl and other charges (see appendix for reconciliation from GAAP to non-GAAP measures); 2010 forward reported under the Cost Method of accounting of inventory 27

FINANCIAL REVIEW - 4-WALL MARGINS: 2012 16.8% 31.8% 38.5% 20.0% 30.0% 40.0% 28 0.0% 10.0% U.S STORES INTERNATIONAL STORES DTC

FINANCIAL REVIEW - ROIC HISTORY (GAAP BASIS) 26% 28% 40% 35% 31% 20% 25% 30% 35% 40% 45% 29 * 2010 forward reported under the Cost Method of accounting for inventory 16% 0% 8% 7% 13% 0% 5% 10% 15% 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012

INCREASING DTC PENETRATION PROFITABLE INTERNATIONAL GROWTH FINANCIAL REVIEW - OPERATING MARGIN DRIVERS EXPANDING OPERATING MARGIN 30 RECOVERING PRODUCTIVITY & AUR IN U.S. STORES REDUCING EXPENSES

RECOVERING PRODUCTIVITY AND AUR PROFITABLE INTERNATIONAL GROWTH INCREASING DTC PENETRATION REDUCING EXPENSES BRAND / MARKETING DTC / OMNICHANNEL ASSORTMENT FINANCIAL REVIEW - IMPACT OF STRATEGIES 31 INVENTORY PLANNING & OPTIMIZATION SOURCING REAL ESTATE PROCESS IMPROVEMENT

ALLOCATE AVAILABLE CAPITAL TO THOSE INVESTMENTS EXPECTED TO FINANCIAL REVIEW - CAPITAL ALLOCATION PHILOSOPHY 32 GENERATE THE GREATEST RISK- ADJUSTED RETURNS

MINIMUM 30% ROI HURDLE PRIORITIZING DTC AND IT INVESTMENTS SHORT-TERM FINANCIAL REVIEW - DISCIPLINED CAPITAL ALLOCATION 33 MAINTAIN CAPEX AT ~$200M PER YEAR RETURNING CASH TO SHAREHOLDERS DISCIPLINED CAPITAL ALLOCATION

SHARE REPURCHASES $634M OTHER CAPEX $237M FINANCIAL REVIEW - CAPITAL ALLOCATION (LAST 10 QUARTERS) Other Capex includes maintenance CapEx, IT, DTC, and DC Investments SHARE REPURCHASES 34 DIVIDENDS $150M NEW STORES $503M

OPERATING MARGIN DISCIPLINED CAPITAL SIGNIFICANT ROIC FINANCIAL REVIEW - OUR FOCUS EXPANSION ALLOCATION IMPROVEMENT 35

BUSINESS UPDATE OPENING REMARKS AGENDA 36 KEY STRATEGIES Q&A

GOALS “SWOT” DEEP DIVE INSIGHTS STRATEGIC PLAN PROCESS KEY STRATEGIES - PROCESS OVERVIEW TIMELINE: March-September DEDICATED TEAM OF 5 PEOPLE APPROXIMATELY 100 ASSOCIATES INVOLVED 37 COMPANY PEFORMANCE COMPETITIVE LANDSCAPE CONSUMER EVOLUTION CATEGORY & MARKET DYNAMICS CHANNEL EVOLUTION COUNTRY PRIORITIZATION KEY FOCUS AREAS ACROSS DEPARTMENTS

KEY STRATEGIES BRAND / MARKETING DIRECT-TO-CONSUMER ASSORTMENT SOURCING 38 INVENTORY PLANNING & OPTIMIZATION REAL ESTATE PROCESS IMPROVEMENT

BRAND / MARKETING STRATEGIES - CUSTOMER EVOLUTION 39

BRAND / MARKETING STRATEGIES - BRANDING 40

PRIMARY CUSTOMER RESEARCH: customer preferences MARKET DATA: market and competitive dynamics BRAND / MARKETING STRATEGIES - DATA-DRIVEN APPROACH 41 OTHER TESTING TOOLS: quickly test and react

GLOBAL: U.S., Canada, UK, Germany, China, Japan, Hong Kong, South Korea LARGE SAMPLE SIZE: 20,000+ BRANDS: A&F, Hollister, key competitors by country BRAND / MARKETING STRATEGIES - QUANTITATIVE RESEARCH 42 SEVERAL KEY MEASUREMENT AREAS: − Marketing funnel − Brand and category perceptions − Drivers of consideration and use − Impact of various consumer touchpoints − Shopping behaviors

INNOVATIVE INTERFACE: maximize quality of results SEVERAL KEY FOCUS AREAS: − Newness and fashion − Price and value − Store experience − Fit and sizing BRAND / MARKETING STRATEGIES - QUALITATIVE RESEARCH 43 − Various brand personalities RESULTS DUE EARLY 2014 ONGOING APPROACH: remain connected to our customer

NATIONAL MARKETING TESTS: for Hollister, Q4 2013 NEW NATIONAL MARKETING CAMPAIGNS: for both A&F and Hollister, summer, 2014 BRAND / MARKETING STRATEGIES - NEW CONTENT STRATEGIES 44 CONTENT FOCUS: video and user- generated content

BRAND / MARKETING STRATEGIES - ENGAGING NEW STOREFRONT 45

DATABASE SIZE: 25M, up from 4M in 2010 VIEW OF CUSTOMER: single, cross-channel view, consolidated across 80+ datapoints BRAND / MARKETING STRATEGIES - CRM CURRENT STATUS 46 CLUB MEMBERS: 5M, top 10% purchasing 8x/year ID RATE: 20% of transactions

ID RATE: increase to > 50% of transactions CLUB PROGRAMS: re-launch, including introduction of rewards RELEVANCE: increase segmentation and BRAND / MARKETING STRATEGIES - CRM PRIORITIES 47 personalization of marketing messages PHYSICAL + DIGITAL: improve in-store experience by connecting physical and digital via mobile

KEY STRATEGIES BRAND / MARKETING DIRECT-TO-CONSUMER ASSORTMENT SOURCING 48 INVENTORY PLANNING & OPTIMIZATION REAL ESTATE PROCESS IMPROVEMENT

ELEVATE OUR SITES: “brand senses” for e-commerce DELIVER RICH EXPERIENCES: combine editorial and user-generated content with context-aware, emerging technologies DTC STRATEGIES - UPGRADED DIGITAL EXPERIENCE 49 IMPROVE FUNCTIONAL CAPABILITIES: navigational tools, searching / filtering, etc. RE-LAUNCH HOLLISTER IN FALL, 2014; A&F WILL RE-LAUNCH IN SPRING, 2015

EXISTING SOURCING CHANNELS VENDOR-DESIGNED SKUs DTC STRATEGIES - ASSORTMENT BREADTH AND DEPTH 50 3rd-PARTY SKUs 2013 20152014 DTC SKU COUNT

DTC STRATEGIES - SERVICE EXCELLENCE 2-3 DAY SHIPPING TIMES IS THE “NEW NORMAL” SHIPPING TIMES DRIVEN BY E- 51 COMMERCE PURE-PLAYS IMPROVED CUSTOMER SUPPORT

DTC STRATEGIES - FURTHER ENHANCED INTERNATIONAL CAPABILITIES RUSSIA JAPAN SOUTH KOREA CHINA 52 Planned localization BRAZIL AUSTRALIA

ORDER-IN-STORE: pilot this month; chain roll-out late 2014, pending pilot results SHIP-FROM-STORE: under review DTC STRATEGIES - OMNICHANNEL 53 EXISTING CAPABILITIES: − Find-in-store − Return online orders in-store − Mobile scan-and-buy (Hollister)

KEY STRATEGIES BRAND / MARKETING DIRECT-TO-CONSUMER ASSORTMENT SOURCING 54 INVENTORY PLANNING & OPTIMIZATION REAL ESTATE PROCESS IMPROVEMENT

MARKET SHARE AUR AUC REDLINE MIX SPEED-TO-MARKET STORE OPERATING EXPENSES TEST-AND-REACT FABRIC PLATFORMING CHASE CORE ASSORTMENT PRIVATE-LABEL AND VENDOR- DESIGNED SKUs ASSORTMENT, SOURCING, INVENTORY PLANNING & OPTIMIZATION STRATEGIES 55 ADJACENT CATEGORIES SKU-COUNT OPTIMIZATION REDUCE FLOORSETS INVENTORY ACCURACY AND VISIBILITY PRESENTATION STANDARDS AND MARKDOWN CRITERIA

NEW TEST-AND-REACT CALENDARS: test nearly 100% of our assortment FABRIC PLATFORMING: improve speed and efficiency ASSORTMENT STRATEGIES - SPEED AND ACCURACY 56 VENDOR-DESIGNED AND PRIVATE LABEL PRODUCT: supplement assortment quickly

INCREASE STYLE DIFFERENTIATION INCREASE FASHION RELEVANCY ACROSS THE ASSORTMENT ASSORTMENT STRATEGIES - INCREASE FASHION RELEVANCE 57 EVOLVE OUR LOGO BUSINESS MINIMALLY AND NON-MARKETED STYLES

DTC-EXCLUSIVE: expanded styles EXISTING STYLES: expanded sizes, ASSORTMENT STRATEGIES - INCREASED DTC SKU BREADTH 58 washes, colors, and fits

EXPANDED DTC ASSORTMENT 3RD PARTY COLLABORATIONS ASSORTMENT STRATEGIES - ADJACENT CATEGORIES 59 ACCESSORIES

KEY STRATEGIES BRAND / MARKETING DIRECT-TO-CONSUMER ASSORTMENT SOURCING 60 INVENTORY PLANNING & OPTIMIZATION REAL ESTATE PROCESS IMPROVEMENT

VENDOR-DESIGNED PRODUCT: supplement assortment quickly FABRIC PLATFORMING: improve speed SOURCING STRATEGIES - STRATEGIC ALLIANCES 61 and efficiency ADVANCED FACTORY RESERVATIONS

KEY STRATEGIES BRAND / MARKETING DIRECT-TO-CONSUMER ASSORTMENT SOURCING 62 INVENTORY PLANNING & OPTIMIZATION REAL ESTATE PROCESS IMPROVEMENT

SKU-COUNT: longer-term view to planning/assorting line REDUCE FLOORSETS AND/OR FLOORSET UPDATES IMPROVE INVENTORY VISIBILITY AND INVENTORY PLANNING & OPTIMIZATION STRATEGIES 63 ACCURACY EVOLVE PRESENTATION STANDARDS AND MARKDOWN STRATEGIES INCREASE INVENTORY TURNS

MARKET SHARE AUR AUC REDLINE MIX SPEED-TO-MARKET STORE OPERATING EXPENSES TEST-AND-REACT FABRIC PLATFORMING CHASE CORE ASSORTMENT PRIVATE-LABEL AND VENDOR- DESIGNED SKUs ASSORTMENT, SOURCING, INVENTORY PLANNING & OPTIMIZATION STRATEGIES 64 ADJACENT CATEGORIES SKU-COUNT OPTIMIZATION REDUCE FLOORSETS INVENTORY ACCURACY AND VISIBILITY PRESENTATION STANDARDS AND MARKDOWN CRITERIA

KEY STRATEGIES BRAND / MARKETING DIRECT-TO-CONSUMER ASSORTMENT SOURCING 65 INVENTORY PLANNING & OPTIMIZATION REAL ESTATE PROCESS IMPROVEMENT

CLOSE UNDERPERFORMING STORES SELECTIVELY OPEN FULL-PRICE STORES, USING A NEW FORMAT REAL ESTATE STRATEGIES - OPTIMIZE DOMESTIC PRODUCTIVITY 66 INCREASE OUTLET PENETRATION

843 -171 891 961 1,014 REAL ESTATE STRATEGIES - DOMESTIC STORE COUNT 2012201120102009 67 Note: full-priced stores only; excludes Gilly Hicks and Ruehl

ELEVATED DESIGN: includes select, cost-engineered flagship elements CAPEX: significantly reduced REAL ESTATE STRATEGIES - NEW FORMATS 68 per store SELLING SQUARE FOOTAGE: higher ratio

FOCUS ON CHINA AND JAPAN EUROPE: limited full-priced store-count growth REAL ESTATE STRATEGIES - PRIORITIZED INTERNATIONAL EXPANSION 69 MIDDLE EAST: entry in 2013 FRANCHISING: use in large, complex markets

2013 − Comping +40% through Q3 − 7 stores by the end of 2013 2014 − 11-13 stores by end of year REAL ESTATE STRATEGIES - CHINA 70 − A&F Shanghai flagship opening Q1 − First mall-based A&F store LONG-TERM POTENTIAL: 100+ stores

2013 − Yokohama: 3x plan − 2nd store in December 2014: 3-5 store openings REAL ESTATE STRATEGIES - HOLLISTER JAPAN 71 LONG-TERM POTENTIAL: TBD

MEXICO RUSSIA BRAZIL REAL ESTATE STRATEGIES - FRANCHISING OPPORTUNITIES POTENTIAL: >20 stores POTENTIAL: >10 stores POTENTIAL: >20 stores Note: Store count with full roll-out 72

KEY STRATEGIES BRAND / MARKETING DIRECT-TO-CONSUMER ASSORTMENT SOURCING 73 INVENTORY PLANNING & OPTIMIZATION REAL ESTATE PROCESS IMPROVEMENT

PROCESS & PROFIT IMPROVEMENT - CALENDAR AND PROCESS


Opportunity Areas
FY 2013
FY 2014
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Jan
Feb
Mar
Apr
May
Jun
Non-Merchandise
Diagnostic
Wave 1 Implementation
Wave 2 Implementation
Supply Chain
Diagnostic
Wave 1 Impementation
Wave 2 Implementation
Marketing
Diagnostic
Wave 1 Implementation
Store Operations
Diagnostic
Implementation
Pilots
Rollout to Fleet
Home Office
Diagnostic
Implementation
Merchandise Planning & Allocation
Diagnostic
Pilots
Rollout to Fleet
Real Estate & Construction
Diagnostic
Implementation
TODAY

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PROCESS & PROFIT IMPROVEMENT - STORE PILOT CALENDAR

Store Pilot Studies


FY 2013
2Q
3Q
4Q
FY 2014
1Q
2Q
3Q
4Q
Plan
Execute
Plan Roll-Out
U.S. Roll-Out
International Roll-Out
Plan
Execute
Plan Roll-Out
Global Roll-Out
TODAY

Presentation Standards
- Customize standards
- Modify merchandise presentations
- Reduce coverage
- Reduce forms

Perfect Assortment
- Product assortment
- Product re-positioning
- Floorsets/Updates

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Annualized net savings >$100M Potential upside tied to store pilot studies Portion of savings above $100M will fund PROCESS & PROFIT IMPROVEMENT - HIGHLIGHTS marketing efforts tied to our strategy Institute continuous process improvement and cost management 76

BUSINESS UPDATE OPENING REMARKS AGENDA 77 KEY STRATEGIES Q&A

Stabilize comp store sales Implement process changes and cost reductions Disproportionately direct CapEx to DTC and IT SHORT-TERM OBJECTIVES - NEXT 12-18 MONTHS 78 Ensure the right organization to deliver against our goals Ensure clear measurement and accountability

INCREASING DTC PENETRATION 25%+ OF SALES PROFITABLE INTERNATIONAL GROWTH ~50% PENETRATION 30% 4-WALL MARGIN MID- TO LONG-TERM OBJECTIVES 79 RECOVERING PRODUCTIVITY & AUR IN U.S. STORES MSD COMP SALES GROWTH MSD AUR INCREASE REDUCING EXPENSES INCREASE SAVINGS BEYOND $100MEXPANDING OPERATING MARGIN

INCREASING DTC PENETRATION 100-200 BPS PROFITABLE INTERNATIONAL GROWTH 200-300 BPS MID- TO LONG-TERM OBJECTIVES 80 RECOVERING PRODUCTIVITY & AUR IN U.S. STORES 300-500 BPS REDUCING EXPENSES 250-TBD BPSEXPANDING OPERATING MARGIN

STRATEGIC OBJECTIVE LEVERAGE THE INTERNATIONAL APPEAL OF OUR ICONIC BRANDS TO BUILD A HIGHLY 81 PROFITABLE, SUSTAINABLE, GLOBAL BUSINESS

BUSINESS UPDATE OPENING REMARKS AGENDA 82 KEY STRATEGIES Q&A

Investor Presentation 2011 Fourth Quarter ANALYST MEETING NOVEMBER 6, 2013

2008 2009 2010 2011 2012 OPERATING MARGIN - GAAP 14.3% 4.0% 6.8% 5.3% 8.3% Asset impairment charges 0.2% 1.2% 1.5% 1.6% 0.2% Store closure and lease exit charges 0.1% 0.5% Asset write-downs 0.4% Legals charges 0.2% FULL YEAR OPERATING MARGIN RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (1) APPENDIX - OPERATING MARGIN RECONCILIATION 84 ARS charges 0.3% OPERATING MARGIN - NON-GAAP 14.5% 5.2% 8.4% 8.3% 8.5% (1) Non-GAAP financial measures should not be used as alternatives to net income per diluted share and are also not intended to supersede or replace the Company's GAAP financial measures. The Company believes it is useful to investors to provide the non-GAAP financial measures to assess the Company's performance.